UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2011

XENACARE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

________________

Florida	000-53916	20-3075747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Broken Sound Parkway, Suite 630

Boca Raton, Florida 33487

(Address of principal executive offices, including zip code)

561-496-6676
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2011 registrant’s board of directors elected Carlos J. Bonilla, Esq. as a director. Mr. Bonilla is a principal in the law firm of Carlos J. Bonilla & Associates, PL , Orlando, Florida and has practiced real estate law since October 7, 2002.  Mr. Bonilla  specializes in the legal aspects and management of large scale real estate projects.

Item 8.01 Other Events.

On March 24, 2011 registrant issued a press release announcing the election of Carlos J. Bonilla as a director and that Mr. Bonilla will also assist the registrant in exploring the possible expansion into various real estate projects which it has under consideration. A copy of this press release is set forth as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit 99.1   Press Release dated March 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XenaCare Holdings, Inc.
By:	/s/ Frank Rizzo
Frank Rizzo
President

Dated: March 24, 2011